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                                                             January 1, 2000
 FUND PROFILE
T. ROWE PRICE
Summit GNMA Fund

A bond fund seeking high income and maximum credit protection primarily in U.S. government-backed mortgage securities.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

T ROWE PRICE LOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks a high level of income and maximum credit protection by investing at least 65% of total assets in GNMA securities backed by the full faith and credit of the U.S. government.


 What is the fund's principal investment strategy?

   We will invest at least 65% of total assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development. These securities represent "pools" of mortgage loans that are either guaranteed by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. Interest and principal payments from the underlying mortgages are passed through to investors.

   GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. GNMAs generally offer higher yields than Treasuries of similar maturity. The GNMA guarantee does not apply in any way to the price of GNMA securities or the fund's share price, both of which will fluctuate with market conditions.

   Up to 35% of assets can be invested in other types of high-quality securities (AAA or AA), which are not guaranteed by the U.S. government, such as privately issued mortgage securities and corporate bonds. The fund may also purchase derivatives and mortgage sercurities in the forward market. (Securities purchased by the fund in the forward market immediately become part of the portfolio even though they are paid for at a specified future date.) The fund's effective maturity generally will vary between three and 12 years and will be influenced by principal prepayments of GNMA and other mortgage-backed securities.

   In selecting securities, fund managers may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of their outlook for interest rates and the economy. For example, if rates are expected to fall, mortgage securities expected to have below-average prepayment rates may be purchased and assets may also be allocated to Treasury notes or bonds, which may appreciate in that environment.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality, or to shift assets into higher-yielding securities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.
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FUND PROFILE
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 What are the main risks of investing in the fund?

  . Interest rate risk This is the decline in bond prices that accompanies a rise in the overall level of interest rates. It is the major source of risk for investors in this fund. Interest rate risk also will be greater for the GNMA Fund to the extent it invests in the forward market.

  . Prepayment risk and extension risk Because the fund can invest in mortgage-backed securities, it has special risks related to changing interest rates. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, can reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  . Credit risk This is the chance that any of the funds' holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. The fund's exposure to credit risk is significantly reduced since it invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government. The remaining 35% of assets are high quality but not necessarily government backed.

  . The fund may continue to hold a security that has been downgraded after purchase.

  . Derivatives risk Shareholders are also exposed to the possibility that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as futures and options, other derivatives used in limited fashion by the fund include interest-only (IO) and principal-only (PO) securities known as "strips." The value of these instruments is derived from underlying securities such as mortgage-backed bonds. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.
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FUND PROFILE
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  . The fund's yield will fluctuate with changes in market conditions and interest rate levels. Its share price will fluctuate as interest rates change, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. This fund may be appropriate for you if you seek higher yields for the fixed income portion of your portfolio and can meet the fund's $25,000 initial purchase requirement. If you are investing for the highest possible income and can tolerate some price fluctuation, this fund may meet your needs.

   The fund may be used for both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
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FUND PROFILE
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
           Calendar Year Total Returns
  "94"    "95"    "96"    "97"    "98"     "99"
 ------------------------------------------------
 -2.25   17.76    3.36    9.77    6.97    -0.26
 ------------------------------------------------


          Quarter ended              Total return

 Best quarter                            3/31/95 5.36%

 Worst quarter                           3/31/96 -1.96%


 Table 1  Average Annual Total Returns
                                      Periods ended December 31, 1999
                                      1 year  5 years  Since inception   Inception date
 -------------------------------------
  Summit GNMA Fund                    -0.26%   7.35%        5.76%           10/29/93
  Salomon Smith Barney GNMA Index      2.01    8.02         6.33            10/31/93
  Lipper GNMA Funds Average            0.11    7.02         5.33            10/31/93
 ---------------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

   The fund has a single, all-inclusive fee covering investment management and operating expenses. This fee will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors.


 Table 2  Fees and Expenses of the Fund
                                              Annual fund operating expenses
                                        (expenses that are deducted from fund
 -------------------------------------- assets)
                                       --------------------------------------------

  Management fee /a/                                       0.60%
  Other expenses                                           0.00%
  Total annual fund operating                              0.60%
  expenses
 ----------------------------------------------------------------------------------


 /a/       The management fee includes operating expenses.

   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

                  1 year                   3 years      5 years       10 years
    -----------------------------------------------------------------------------
                   $ 61                     $192         $335           $750
    -----------------------------------------------------------------------------


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FUND PROFILE
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 Who runs the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Deborah L. Boyer manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1998. She was previously co-manager of the fund beginning in 1997. Ms. Boyer joined T. Rowe Price in 1996 as an assistant vice president and portfolio manager. From 1993 to 1996, she was an assistant vice president and government bond trader for First Chicago Capital Markets.

 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $25,000. The minimum subsequent investment is $1,000 ($100 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;
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FUND PROFILE
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  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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                                                                     RPS P20-035
 T. Rowe Price Investment Services, Inc., Distributor
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